EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 27, 2020 (this “Agreement”) is entered into among Louisiana-Pacific Corporation, a Delaware corporation (the “Borrower”), the Lenders and Voting Participants party hereto, American AgCredit, PCA, as Administrative Agent and CoBank, ACB, as L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, American AgCredit, PCA, as Administrative Agent and CoBank, ACB, as L/C Issuer, have entered into that certain Amended and Restated Credit Agreement dated as of June 27, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and Voting Participants constituting Required Lenders agree to amend the Credit Agreement as further set forth herein; and

WHEREAS, the Lenders and Voting Participants party hereto are willing to agree to such amendments, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Section 6.05(c) of the Credit Agreement is hereby amended to include the following proviso at the end thereof:
; provided, that, the impacts of the ongoing COVID-19 pandemic on the business, assets, income, properties, liabilities (actual or contingent), operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, that have been disclosed to the Administrative Agent and Lenders prior to the First Amendment Effective Date, or otherwise publicly available in filings with the Securities and Exchange Commission made prior to the First Amendment Effective Date, shall be disregarded, in each case to the extent so disclosed.
2.Conditions Precedent. This Agreement shall become effective as of the date hereof upon receipt by the Administrative Agent of a copy of this Agreement duly executed by the Borrower, any Guarantors, Lenders and Voting Participants constituting Required Lenders, and the Administrative Agent.
3.    Miscellaneous.

(a)    The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    The Borrower hereby represents and warrants as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement other than those that have already been obtained and are in full force and effect.

(iv)    No actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of their properties or revenues exists that (x) purport to affect or pertain to this Agreement or any of the transactions contemplated hereby or (y) could reasonably be expected to have a Material Adverse Effect.

(c)    The Loan Parties represent and warrant to the Lenders that after giving effect to this Agreement the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Agreement and any certificate or other instrument delivered hereunder or in connection herewith and signature pages thereto may be executed and delivered by electronic means (including electronic image, facsimile, “.pdf”, “.tif” and “.jpeg”), and thereupon such agreement, certificate or instrument shall be treated in each case and in all manner and respects and for all purposes as an original agreement, certificate or instrument and shall be considered to have the same binding legal effect as if it were an original manually-signed counterpart thereof delivered in person.

(e)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(f)    The Borrower agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC, counsel for the Administrative Agent.

[The Signature Pages Follow]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:            LOUISIANA-PACIFIC CORPORATION,
a Delaware corporation

By:/s/ Bob Hopkins
Name: Bob Hopkins
Title: Treasurer

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

ADMINISTRATIVE
AGENT:            AMERICAN AGCREDIT, PCA,
as Administrative Agent

By: /s/ Michael J. Balok
Name: Michael J. Balok
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

L/C ISSUER:             COBANK, ACB,
as L/C Issuer

By: /s/ Robert Prickett
Name: Robert Prickett
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

LENDERS:             AMERICAN AGCREDIT, PCA,
as a Lender

By: /s/ Michael J. Balok
Name: Michael J. Balok
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

COBANK, ACB,
as a Lender

By: /s/ Robert Prickett
Name: Robert Prickett
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Nicholas King
Name: Nicholas King
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

VOTING PARTICIPANTS:	AGFIRST FARM CREDIT BANK,
as a Voting Participant
By: /s/ J. Michael Mancini, Jr.
Name: J Michael Mancini, Jr.
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FARM CREDIT MID-AMERICA, FLCA,
as a Voting Participant
By: /s/ Tabatha Hamilton
Name: Tabatha Hamilton
Title: Vice President Food and Agribusiness

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FARM CREDIT BANK OF TEXAS,
as a Voting Participant
By: /s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

GREENSTONE FARM CREDIT SERVICES, FLCA,
as a Voting Participant
By: /s/ Shane Prichard
Name: Shane Prichard
Title: Vice President – Capital Markets

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

AGCOUNTRY FARM CREDIT SERVICES, FLCA,
as a Voting Participant
By: /s/ Warren Shoen
Name: Warren Shoen
Title: Senior Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

NORTHWEST FARM CREDIT SERVICES, FLCA,
as a Voting Participant
By: /s/ Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FARM CREDIT EAST, ACA,
as a Voting Participant
By: /s/ Eric W. Pohlman
Name: Eric W. Pohlman
Title: Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FARM CREDIT WEST, FLCA,
as a Voting Participant
By: /s/ Peter Huffine
Name: Peter Huffine
Title: Senior Vice President, Chief Lending Officer

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

CAPITAL FARM CREDIT, FLCA,
as a Voting Participant
By: /s/ Vladimir Kolesnikov
Name: Vladimir Kolesnikov
Title: Capital Markets Director

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FIRST SOUTH FARM CREDIT, ACA,
as a Voting Participant
By: /s/ Daniel Sims
Name: Daniel Sims
Title: Assistant Vice President

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT

FARM CREDIT OF FLORIDA, FLCA,
as a Voting Participant
By: /s/ Jennifer Dueboay
Name: Jennifer Dueboay
Title: Capital Markets Administrator

LOUISIANA-PACIFIC CORPORATION
SECOND AMENDMENT